UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2025

Daktronics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38747	46-0306862
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of Principal Executive Offices, and Zip Code)
(605) 692-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure.

Acquisition of Display Business

On December 22, 2025 (Central Time), Daktronics, Inc. (the “Company”) entered into a Business Transfer Agreement (the “Agreement”) between and among the Company, X Display Company Technology Limited (“XDC”), Sensinnovat BV, and X-Celeprint Limited (“X-Celeprint”). Pursuant to the Agreement, the Company acquired from XDC a display business consisting of intellectual property, equipment assets, technical expertise, and related assets (the “Display Business”), and X-Celeprint acquired a machine business and related assets from XDC (the “Machine Business,” and such transactions collectively, the “Transaction”). The closing of the Company’s acquisition of the Display Business occurred concurrently with the disposition of the Machine Business to X-Celeprint.

The assets acquired by the Company under the Transaction include substantially all of the assets of XDC related to the Display Business, including, but not limited to, contract rights, intellectual property, equipment, and other personal property (collectively, the “Display Business Assets”). Certain employees of XDC were also hired by the Company in connection with the Transaction (the “Display Business Employees”). In exchange for the Display Business Assets and the hire of the Display Business Employees, the Company assumed specific liabilities of XDC and cancelled a portion of principal and accrued interest owed to the Company by XDC under certain promissory notes. The Agreement includes customary representations, warranties, covenants, and indemnities.

As previously disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), prior to the Transaction, XDC was a variable interest entity in which the Company held, as of November 1, 2025, a 16.4 percent ownership interest.

Press Release

On December 23, 2025, the Company issued a press release (the “Press Release”) announcing the acquisition of the Display Business from XDC. A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Item 7.01 by reference.

The information in Item 7.01 of this Report, including Exhibit 99.1 to this Report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 8 - Other Events

Item 8.01    Other Events.

The information appearing under the heading “Acquisition of Display Business” contained in Item 7.01 of this Report is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company’s acquisition of the Display Business and the Transaction and is intended to enjoy the protection of that act. These forward-looking statements reflect the Company’s expectations or beliefs concerning future events. The Company cautions that these and similar statements involve risks and uncertainties which could cause actual results to differ materially from our expectations, including, but not limited to, changes in economic and market conditions, management of growth, timing and magnitude of future contracts and orders, fluctuations in margins, the introduction of new products and technology, the impact of adverse weather conditions, increased regulation and other risks described in the Company’s SEC filings, including its Annual Report on Form 10-K for its 2025 fiscal year. Forward-looking statements are made in the context of information available as of the date stated. The Company undertakes no obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 23, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins
Acting Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

Date: December 23, 2025